Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events
Subsequent Events

15Subsequent Events

On July 15, 2016, the Company entered into a charter restructuring agreement with Hyundai Merchant Marine (‘HMM”) as part of the agreements it reached with its creditors and owners of its chartered-in fleet in connection with the restructuring of its obligations. The charter restructuring agreement provides for a 20% reduction, for the period until December 31, 2019 (or earlier charter expiration in the case of eight vessels), in the charter hire rates payable for thirteen of the Company’s vessels currently employed with HMM. In exchange, under the charter restructuring agreement the Company received (i) $6.2 million principal amount of senior, unsecured, non-amortizing loan notes, which accrue interest at 3% per annum payable on maturity in December 2022, (ii) $32.8 million principal amount of senior, unsecured loan notes, amortizing subject to available cash flows, which accrue interest at 3% per annum payable on maturity in July 2024 and (iii) 4,637,558 HMM shares issued on July 23, 2016, which will be freely tradable on the Stock Market Division of the Korean Exchange from August 5, 2016 onwards.

On July 29, 2016, at the Company’s annual meeting of stockholders, Mr. William Repko and Mr. Miklόs Konkoly-Thege were re-elected as Class III directors, each for a three-year term expiring at the annual meeting of the Company’s stockholders in 2019.